NEWS RELEASE

             May 31, 2011

OTC: QB WSHE

    For Immediate Release

E-DEBIT GLOBAL CORPORATION REPORTS

BRITISH COLUMBIA SECURITIES COMMISSION REVOCATION OF DECEMBER 23, 2010 CEASE TRADE ORDER

Calgary, Alberta – E-Debit Global Corporation ("E-Debit", "the Company") (OTC:QB Code : WSHE) announces British Columbia Securities Commission revocation of its Cease Trade Order issued on December 23, 2010 against E-Debit Global Corporation.

Overview

“Further to our previously issued release of January 5, 2011 regarding the captionally noted we have worked very diligently and in a pragmatic manner to resolve issues related to the British Columbia Securities Commission (“BCSC”) issued Cease Trade Order.  While we recorded our view of the issuance of Order the Company made application to become a “Reporting Issuer” with the BCSC which has been accepted.  In the recent past the BCSC has been very accommodating in our efforts to gain its “Reporting Issuer” status and the Company’s filings can now be found both with the SEC and on Sedar.  Shortly you will be able to access both filings from our web-site.” stated Doug Mac Donald, E-Debit’s President and CEO.

“During the past several years the Company’s status of being an Issuer Quoted in the U.S. Over-the-Counter Market has resulted in our Shareholders meeting significant hurdles in gaining access to the markets in their effort to trade their shares.  While we view our current status as a ‘Reporting Issuer” being a positive step towards assisting our Shareholders access to the marketplace the management and Board of Directors will move forward and continue its review of the costs and benefits of being dually listed with a Canadian Exchange.

The Company had initiated such a review in the fall of 2010 which was interrupted during the period the BCSC Order was in place but we believe it is a matter that should be seriously considered due to the recent changes to the public marketplace and the consolidations of the exchanges both in Canada and the United States.  It is the highest of priorities that our Shareholders have easier access to the marketplace.

As a result of the revocation of the Cease Trade Order the Company has forwarded correspondence to the BCSC withdrawing our application for a review and hearing.”  Mr. Mac Donald advised.

About E-Debit Global Corporation

E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

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CAPITALIZATION: 500,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED: Common – 92,324,344

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  : Voting Preferred - 70,855,900

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For further details, please refer to WSHE website

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WSHE Symbol OTCQB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation

Telephone: 1 (403) 473-8795

Website: edebitglobal.com